UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, NE    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

1/31

Date of reporting period: 1/31/13

Item 1.  Reports to Stockholders.

Annual Report

January 31, 2013

1-866-263-9260

www.unusualfund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

TO SHAREHOLDERS OF THE

ADAPTIVE ALLOCATION FUND

January 31, 2013

“U.S. stocks climbed a wall of worry in 2012 to post solid gains, overcoming a major bout of uncertainty related to the nation’s fiscal crisis, the presidential election and a global slowdown. 2012 was also the year when investors became familiar with a new term or investing concept - “risk on” or “risk off” – to describe the up, down, up, down roller coaster known as the stock market. The market’s moves in 2012 were increasingly determined by news headlines that caused investors en masse to either swing for the fences or play it super-safe.” - Excerpts from “A Look Back at the Markets in 2012” published by USA Today on 12/31/12.

Our expectation has been that we would perform the best, relative to the market, in trending markets.  Over the past year and a half, the equity markets have seen an increase in short-term volatility, and there have been several false rallies, where the markets looked like they had turned up only to fall back. This pattern may explain the underperformance that Core Hedge Fund managers have had recently, as reported on hedgeindex.com.

Our equity models are designed to potentially err on the side of caution when entering a position.  Consequently, there have been times when our entries lagged their benchmark, waiting for a clarification of trend change. When a market changed trend, we believe our conservative entry points worked well if the trend thereafter continued higher, allowing us to participate in the coming uptrend.  However, if the market turned down shortly after we entered the market, our models called for an exit in an effort to minimize losses. Therefore, a late entry, followed by an exit designed to prevent further losses, can create a losing trade known as a whipsaw.  These volatile, non-trending markets have led to whipsaw trades, causing losses during the period even though the index was up.

While no strategy is perfect, we also recognize that modifications are warranted as market patterns change.  Although our investment models were able to reduce losses during the 2008 market downturn and participate on the upside during the 2009 and 2010 market recovery, the market swings over the past year and half have proven challenging.  Consequently, we have modified our models, seeking to make them more responsive in volatile market environments going forward.  As always, keep in mind there is no guarantee of future results.

Additionally, we now have access to many more asset classes, each with its own set of risks and risk reductions systems.  These include large stocks, small stocks, emerging market stocks, commercial real estate, oil and gas infrastructure, gold, treasury inflation protected bonds, high yield corporate bonds and high yield municipal bonds.  Any of these asset classes can be invested or be in cash at any time, depending on our risk/return evaluation for each class.

The total return for the Adaptive Allocation Fund (Net of Fund Expenses) for the 1 year period ending January 31, 2013 was a loss of 6.6% for Class A shares and 7.3% for Class C Shares.  Further return information for the Adaptive Allocation Fund (Net of Fund Expenses) and the S&P 500 (Does not include any Fund Expenses) for the period ending January 31, 2013, is presented on the Portfolio Review page (Periods greater than 1 year are annualized).

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  There is neither a front end load nor a deferred sales charge for the Adaptive Allocation Fund C Class Shares. The A Class shares are subject to a maximum front end load of 4.75%. Shares held for less than 90 days of both classes are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated June 1, 2012, is 2.99% for C Class and 2.24% for A Class.  For current performance information, please visit www.unusualfund.com or call toll-free 1-866-263-9260. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

Historical performance results for investment indices and/or categories have been provided for general comparison purposes only, and generally do not reflect the deduction of transaction and/or custodial charges, the deduction of an investment management fee, nor the impact of taxes, the incurrence of which would have the effect of decreasing historical performance results. It should not be assumed that your account holdings correspond directly to any comparative indices. Past performance may not be indicative of future results and does not reflect the impact of taxes on non-qualified accounts. The data herein is not guaranteed.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.  The S&P 500 Index is an unmanaged composite of 500-large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

0547-NLD-3/1/2013

Adaptive Allocation Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2013

The Fund's performance figures* for the period ending January 31, 2013, compared to its benchmark:

Annualized Average Returns:	One Year	Three Year	Five Year	Inception** - January 31, 2013	Inception*** - January 31, 2013
Adaptive Allocation Fund - Class C	(7.29)%	3.27%	2.24%	0.13%	N/A
Adaptive Allocation Fund - Class A	(6.60)%	N/A	N/A	N/A	0.41%
Adaptive Allocation Fund - Class A w/ load	(11.04)%	N/A	N/A	N/A	(3.66)%
S&P 500 Total Return Index	16.78%	14.14%	3.97%	4.39%	11.52%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-866-263-9260.

** Inception date is February 24, 2006.
*** Inception date is March 25, 2010.

Top Holdings By Industry	% of Net Assets
Exchange Traded Funds	68.9%
Exchange Traded Note	10.3%
Mutual Funds	10.3%
Common Stock	2.1%
Other, Cash & Cash Equivalents	8.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Adaptive Allocation Fund
PORTFOLIO OF INVESTMENTS
January 31, 2013
Shares		Value
	COMMON STOCK - 2.1%
	INTERNET - 2.1%
5,850	Baidu, Inc. - ADR *
	TOTAL COMMON STOCK (Cost - $639,997)	$ 633,555

	MUTUAL FUNDS - 10.3%
	DEBT FUNDS - 10.3%
181,372	Nuveen High Yield Municipal Bond Fund - Class I
	TOTAL MUTUAL FUNDS (Cost - $3,120,265)	3,143,185

	EXCHANGE TRADED FUNDS - 68.9%
	DEBT FUNDS - 10.9%
13,643	iShares Barclays TIPS Bond Fund	1,647,801
18,117	iShares iBoxx $ High Yield Corporate Bond Fund	1,697,019
		3,344,820
	EQUITY FUNDS - 58.0%
14,410	Direxion Daily S&P 500 Bull 3x Shares *	1,460,598
53,506	Direxion Daily Small Cap Bull 3x Shares *	4,083,043
75,039	iShares MSCI Emerging Markets Index Fund	3,318,225
34,125	iShares Russell 2000 Index Fund	3,058,282
18,250	SPDR S&P 500 ETF Trust	2,732,025
44,406	Vanguard REIT ETF	3,031,154
		17,683,327

	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,003,369)	21,028,147

	EXCHANGE TRADED NOTE - 10.3%
72,483	JPMorgan Alerian MLP Index ETN
	TOTAL EXCHANGE TRADED NOTE (Cost - $3,043,271)	3,135,615

	SHORT-TERM INVESTMENTS - 8.6%
	MONEY MARKET FUNDS - 8.6%
2,621,146	Goldman Sachs Financial Square Funds - Government Fund, 0.01% **
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,621,146)	2,621,146

	TOTAL INVESTMENTS - 100.2% (Cost - $29,428,048) (a)	$ 30,561,648
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(64,676)
	NET ASSETS - 100.0%	$ 30,496,972

(a)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $29,428,048 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 1,186,648
	Unrealized depreciation:	(53,048)
	Net unrealized appreciation:	$ 1,133,600

*	Non-income producing security.
**	Money Market Fund; Interest rate reflects seven-day effective yield on January 31, 2013.

ADR -	American Depositary Receipt
ETN -	Exchange Traded Note
ETF -	Exchange Traded Fund

See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2013

ASSETS
Investment securities:
At cost	$ 29,428,048
At value	$ 30,561,648
Dividends and interest receivable	15,314
Prepaid expenses and other assets	13,827
TOTAL ASSETS	30,590,789

LIABILITIES
Investment advisory fees payable	26,040
Distribution (12b-1) fees payable	17,617
Payable for investments purchased	15,431
Fees payable to other affiliates	9,519
Shareholder servicing fee payable	5,871
Accrued expenses and other liabilities	19,339
TOTAL LIABILITIES	93,817
NET ASSETS	$ 30,496,972

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 32,019,960
Accumulated net investment loss	(60,801)
Accumulated net realized loss from security transactions	(2,595,787)
Net unrealized appreciation of investments	1,133,600
NET ASSETS	$ 30,496,972

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 3,758,893
Shares of beneficial interest outstanding	380,968
Net Asset Value (Net Assets / Shares Outstanding) and redemption price per share (a)	$ 9.87
Maximum offering price per share (maximum sales charge of 4.75%)	$ 10.36

Class C Shares:
Net Assets	$ 26,738,079
Shares of beneficial interest outstanding	2,759,951
Net Asset Value (Net Assets / Shares Outstanding), offering price
and redemption price per share (a)	$ 9.69

(a)	Redemptions made within 90 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2013

INVESTMENT INCOME
Dividends (net of $759 foreign taxes withheld)	$ 658,784
Interest	481
TOTAL INVESTMENT INCOME	659,265

EXPENSES
Investment advisory fees	351,577
Distribution (12b-1) fees - Class C	215,122
Distribution (12b-1) fees - Class A	16,187
Shareholder servicing fees - Class C	71,707
Transfer agent fees	45,023
Administrative services fees	38,219
Accounting services fees	28,496
Professional fees	24,490
Printing and postage expenses	17,168
Registration fees	16,980
Compliance officer fees	15,492
Custodian fees	7,551
Trustees' fees and expenses	5,690
Insurance expense	1,158
Other expenses	1,253
TOTAL EXPENSES	856,113
NET INVESTMENT LOSS	(196,848)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(2,544,551)
Net change in unrealized appreciation/(depreciation) of investments	(80,686)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,625,237)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (2,822,085)

See accompanying notes to financial statements.

Adaptive Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	January 31, 2013	January 31, 2012
FROM OPERATIONS
Net investment income (loss)	$ (196,848)	$ 17,268
Net realized gain (loss) from security transactions	(2,544,551)	476,688
Distributions of realized gains from other investment companies	-	7,627
Net change in unrealized appreciation/(depreciation) of investments	(80,686)	(1,623,361)
Net decrease in net assets resulting from operations	(2,822,085)	(1,121,778)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(20,054)	-
From net realized gains	(47,491)	(1,276,109)
Net decrease in net assets from distributions to shareholders	(67,545)	(1,276,109)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	879,817	7,559,597
Class C	2,651,933	4,935,578
Reinvestment of distributions to shareholders:
Class A	18,789	305,464
Class C	45,193	952,649
Payments for shares redeemed:
Class A	(6,136,295)	(1,756,655)
Class C	(2,050,488)	(807,227)
Redemption fee proceeds:
Class A	715	534
Class C	2,662	1,203
Net increase (decrease) in net assets from shares of beneficial interest	(4,587,674)	11,191,143

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,477,304)	8,793,256

NET ASSETS
Beginning of Year	37,974,276	29,181,020
End of Year*	$ 30,496,972	$ 37,974,276
* Includes accumulated net investment income (loss) of:	$ (60,801)	$ 10,436

SHARE ACTIVITY
Shares Sold:
Class A	86,000	669,455
Class C	252,725	441,985
Shares Reinvested
Class A	1,951	29,485
Class C	4,772	93,123
Shares Redeemed:
Class A	(608,476)	(159,284)
Class C	(208,966)	(73,618)
Net increase (decrease) in shares of beneficial interest outstanding	(471,994)	1,001,146

See accompanying notes to financial statements.

Adaptive Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A

	Year Ended	Year Ended	Period Ended
	January 31,	January 31,	January 31,
	2013	2012	2011 (1)

Net asset value, beginning of period	$ 10.62	$ 11.23	$ 10.15

Activity from investment operations:
Net investment income (loss) (2)	0.01	0.09	(0.02)
Net realized and unrealized
gain (loss) on investments	(0.72)	(0.33)	1.10
Total from investment operations	(0.71)	(0.24)	1.08

Paid-in-Capital from
redemption fees (2,3)	0.00	0.00	0.00

Less distributions from:
Net investment income	(0.03)	-	-
Net realized gains	(0.01)	(0.37)	-
Total distributions	(0.04)	(0.37)	-

Net asset value, end of period	$ 9.87	$ 10.62	$ 11.23

Total return (4)	(6.60)%	(2.09)%	10.64%	(7)

Net assets, end of period (000s)	$ 3,759	$ 9,575	$ 4,064

Ratio of expenses to average
net assets (5)	1.81%	1.81%	1.91%	(8)
Ratio of net investment income (loss)
to average net assets (5,6)	0.08%	0.80%	(0.27)%	(8)

Portfolio Turnover Rate	377%	215%	237%	(7)

(1)	The Adaptive Allocation Fund's Class A shares commenced operations on March 25, 2010.
(2)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $.01 per share.
(4)	Total return shown excludes the effect of applicable sales load and redemption fees.
(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(7) Not annualized.
(8) Annualized.

See accompanying notes to financial statements.

Adaptive Allocation Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	January 31,		January 31,		January 31,		January 31,	January 31,
	2013		2012		2011		2010	2009

Net asset value, beginning of year	$ 10.47		$ 11.16		$ 9.13		$ 7.38	$ 9.00

Activity from investment operations:
Net investment loss (1)	(0.07)		(0.02)		(0.12)		(0.05)	(0.12)
Net realized and unrealized
gain (loss) on investments	(0.70)		(0.30)		2.15		1.80	(1.50)
Total from investment operations	(0.77)		(0.32)		2.03		1.75	(1.62)

Paid-in-Capital from
redemption fees (1)	0.00	(5)	0.00	(5)	0.00	(5)	-	-

Less distributions from:
Net investment income	(0.00)	(5)	-		-		-	-
Net realized gains	(0.01)		(0.37)		-		-	-
Total distributions	(0.01)		(0.37)		-		-	-

Net asset value, end of year	$ 9.69		$ 10.47		$ 11.16		$ 9.13	$ 7.38

Total return (2)	(7.29)%		(2.82)%		22.23%		23.71%	(18.00%)

Net assets, end of year (000s)	$ 26,738		$ 28,399		$ 25,117		$ 20,021	$ 15,776

Ratio of expenses to average
net assets (3)	2.56%		2.56%		2.66%		2.76%	2.79%
Ratio of net investment loss
to average net assets (3,4)	(0.70)%		(0.16)%		(1.15)%		(0.59)%	(1.30)%

Portfolio Turnover Rate	377%		215%		237%		164%	728%

(1)	Per share amounts calculated using average shares method, which appropriately presents the per share data for the year.
(2)	Total return shown excludes the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Amount represents less than $.01 per share.

See accompanying notes to financial statements.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2013

1.

 ORGANIZATION

The Adaptive Allocation Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund seeks growth and risk-adjusted total return.  The Fund currently offers two classes of shares; Class A and Class C shares.  Class C shares commenced operations on February 24, 2006 and are offered at net asset value.  Class A shares commenced operations on March 25, 2010 and are offered at net asset value plus a maximum sales charge of 4.75%.  There are no sales charges on reinvested distributions.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded,

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Open-end mutual funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the Boards of Trustees of the Underlying Funds.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of January 31, 2013 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 633,555	$ -	$ -	$ 633,555
Mutual Funds	3,143,185	-	-	3,143,185
Exchange Traded Funds	21,028,147	-	-	21,028,147
Exchange Traded Note	3,135,615	-	-	3,135,615
Short-Term Investments	2,621,146	-	-	2,621,146
Total Investments	$ 30,561,648	$ -	$ -	$ 30,561,648

The Fund did not hold any Level 3 securities during the year.  There were no transfers into or out of Level 1 or Level 2 during the year.  It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for security classifications.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Exchange Traded Notes - The Fund may invest in exchange traded notes (“ETNs”).    ETNs are linked to the performance of underlying securities.  The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track.  In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.  Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2010 through 2012 and during the year ended January 31, 2013 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2013, cost of purchases and proceeds from sales of Fund securities, other than short-term investments, amounted to $108,115,379 and $104,119,192, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Critical Math Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.24% and 2.99% per annum of the Fund’s average daily net assets for Class A shares and Class C shares respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.24% and 2.99% of average daily net assets for Class A shares and Class C shares respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.24% and 2.99% of average daily net assets for Class A shares and Class C shares respectively.  If Fund Operating Expenses subsequently exceed 2.24% and 2.99% per annum of the Fund's average daily net assets for Class A shares and Class C shares respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders.  As of January 31, 2013 no fees were required to be reimbursed under this agreement.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets attributable to Class A shares and 1.00% of its average daily net assets attributable to Class C shares and is paid to Northern Lights Fund Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities.  A portion of the fee payable pursuant to the plan, equal to 0.25% of average daily net assets attributable to Class C shares, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services.  The Advisor may receive such service fees with respect to Fund accounts for which it provides shareholder servicing.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares and is an affiliate of GFS.  For the year ended January 31, 2013, the Distributor received $19,992 in underwriting commissions, of which $1,077 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

“interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the year ended January 31, 2013 were $2,114.  The Custodian fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2013, the Fund assessed $715 for Class A shares and $2,662 for Class C shares in redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2013	January 31, 2012
Ordinary Income	$ 63,807	$ 486,817
Long-Term Capital Gain	-	789,292
Return of Capital	3,738	-
	$ 67,545	$ 1,276,109

The difference between the book basis and tax basis character of distributions as of January 31, 2013 and January 31, 2012, is primarily attributable to the tax treatment of short-term capital gains.

Adaptive Allocation Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2013

As of January 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October and Late Year Losses	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficits)

$ -	$ -	$ (961,848)	$ (1,689,242)	$ (5,498)	$ 1,133,600	$ (1,522,988)

The difference between book basis and tax basis undistributed ordinary income is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $5,498.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $1,633,939.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $55,303.

At January 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 961,848	$ -	$ 961,848	Non-Expiring

Permanent book and tax differences, primarily attributable to net operating losses, distributions in excess of taxable income and adjustments for partnerships, resulted in reclassification for the year ended January 31, 2013 as follows: a decrease in paid-in capital of $144,422; a decrease in accumulated net investment loss of $145,665; and an increase in accumulated net realized loss from security transactions of $1,243.

7. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Adaptive Allocation Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Adaptive Allocation Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of January 31, 2013, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2013 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adaptive Allocation Fund as of January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 27, 2013

Adaptive Allocation Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2013

As a shareholder of the Adaptive Allocation Fund, you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Adaptive Allocation Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2012 through January 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Adaptive Allocation Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 8/1/12	Ending Account Value 1/31/13	Expenses Paid During Period 8/1/12 – 1/31/13*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$ 982.10	$ 9.27	1.86%
Class C	$1,000.00	$ 978.50	$13.03	2.62%

Hypothetical (5% return before expenses)	Beginning Account Value 8/1/12	Ending Account Value 1/31/13	Expenses Paid During Period 8/1/12 – 1/31/13*	Fund’s Annualized Expense Ratio
Class A	$1,000.00	$1,015.79	$ 9.42	1.86%
Class C	$1,000.00	$1,011.97	$13.25	2.62%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2013

Renewal of Advisory Agreement – Adaptive Allocation Fund *

In connection with the regular meeting held on November 14 and 15, 2012, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Critical Math Advisors LLC (the “Adviser”) and the Trust, on behalf of Adaptive Allocation Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees considered that the Adviser continues to provide investment management services to the Fund based on proprietary technical and fundamental investment models developed by the Adviser’s primary portfolio manager. They further noted that the investment models are based on objective, rule-based risk reduction techniques applied to a universe of thousands of stocks and market indices.  The Board considered that, in addition to its services provided in previous years, the Adviser has continued to develop additional trading models and make improvements to existing models in an attempt to further the overall strategy of the Fund.  Additionally, the Board noted that the Adviser continues to utilize a pre-trade checklist to proactively avoid compliance deviations, and that there have been no compliance issues related to the Fund since the last renewal of the advisory agreement. The Board also noted that, based on the information provided by the Adviser, the Adviser possesses sufficient resources to provide advisory service at expected levels of quality.

Performance.  The Trustees noted that the Fund had underperformed its peer group average and Morningstar category averages with returns of -4.62%, 2.41% and 13.20% (Moderate Allocation) and 3.29% (Multi-Alternatives), respectively, for the last 1 year.  With respect to the performance since inception, the Board noted that the Fund has had positive performance, and that during that time it had outperformed its peer group average with returns of 0.59% and -0.10%, respectively.  The Board considered that the Fund’s equity trading models conservative initial investments often resulted in a performance lag when the equity index drops, but that this design is intended to avoid the effects of rapidly changing security prices in the markets.  They noted the Adviser’s representation that its trading models will perform the best during long-term trending environments and that over the last year, the non-trending, volatile equity markets have contributed to the Fund’s underperformance. The Trustees were pleased that the Adviser has made adjustments to the model to reduce the impact of short term volatility and noted that the retail version of the Fund had performed well over certain market cycles.  The Trustees concluded that the performance was reasonable.

Fees and Expenses.  The Trustees noted that the Adviser charges the Fund a 1% management fee and that it is above both the average fee charged by funds in the Fund's peer group (0.99%), and both the Morningstar Moderate Allocation (0.55%) and Multi-Alternatives (0.98%).  The Trustees considered that the Adviser has an expense limitation in place which limits the fees charged to shareholders to 2.24% for Class A shares and 2.99% for Class C shares.  They further considered that the cost structure would tend to be higher than moderate allocation funds because the Adviser adds value through risk management strategies, particularly during periods of down equity markets.  After further discussion, the Board concluded that the fee and overall expense ratio were reasonable considering the size of the Fund and the fees charged by the peer group.

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2013

Economies of Scale.  The Trustees noted that the Adviser is continuing to assist with distribution efforts by making presentations to financial advisers.  They noted that these efforts will aid in increasing the Fund’s assets, thereby resulting in economies to existing and future shareholders.  The Board further noted that while the Adviser does not anticipate any break points in its fee at this time due to the level of assets in the Fund, it plans to pass on economies of scale to the shareholders as assets increase and will consider adjustments to its fee level reflecting economies at that time.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, while economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the Advisory Agreement and as the Fund size materially increases.

Profitability.  The Trustees reviewed a profitability analysis provided by the Adviser and noted that, based on that information, the Adviser is realizing a modest net profit from its relationship with the Fund.  They noted the additional benefit the principals of the Adviser may receive from 12b-1 shareholder servicing fees paid to them as registered representatives for clients that are invested in the Fund.  After further discussion, the Trustees concluded that the Adviser was not excessively profitable.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Adaptive Allocation Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (11 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	107

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	107	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	96	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-263-9260.

1/31/2013-NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-263-9260 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-263-9260.

INVESTMENT ADVISOR

Critical Math Advisors, LLC

3840 Quakerbridge Road, Suite 130

Hamilton, NJ 08619

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,500

2012 - $14,000

2011 - $14,000

2010 - $13,500

2009 - $13,500

(b)

Audit-Related Fees

2013 – None

2012 – None

2011 – None

2010 – None

2009 – None

(c)

Tax Fees

2013 - $2,000

2012 - $2,000

2011 - $2,000

2010 - $2,000

2009 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

2010 - None

2009 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

2011

2010

Audit-Related Fees:

0.00%

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

2011 - $2,000

2010 - $2,000

2009 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/3/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/3/13